                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

        Each director of Washington Banking Company (the "Company"), whose signature appears below, hereby appoints Michal D. Cann, as his or her attorney to sign, in his or her name and behalf and in any and all capacities stated below, the Company's Registration Statement on Form S-8 (the "Registration Statement(s)") for the registration of securities in connection with the participation of directors and employees in and acquisition of securities through the Whidbey Island Bank 401(k) Plan, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statements to become effective (including post-effective amendments), and to sign any and all such documents upon the advice of legal counsel to carry out the exercise and sale of the option shares, each such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all of that any such attorney or his substitute may do by virtue hereof.

        This Power of Attorney has been signed by the following persons in the capacities indicated on the 18th day of June, 1998.


        Signature                                                Title
        ---------                                                -----
/s/  Michal D. Cann                                              Director
---------------------------
Michal D. Cann


/s/  Orlan Dean                                                  Director
---------------------------
Orlan Dean


/s/  Marlen Knutson                                              Director
---------------------------
Marlen Knutson


/s/  Karl C. Krieg, III                                          Director
---------------------------
Karl C. Krieg, III


/s/  Jay T. Lien                                                 Director
---------------------------
Jay T. Lien


/s/  Robert B. Olson                                             Director
---------------------------
Robert B. Olson


/s/  Anthony B. Pickering                                        Director
---------------------------
Anthony B. Pickering


/s/  Alvin J. Sherman                                            Director
---------------------------
Alvin J. Sherman


/s/  Edward J. Wallgren                                          Director
---------------------------
Edward J. Wallgren